Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 3, 1996, with respect to the consolidated financial statements of Palm Harbor Homes, Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended March 29, 1996 filed with the Securities and Exchange Commission.

                                                     /s/ Ernst & Young, LLP
                                                     Ernst & Young, LLP

Dallas, Texas
March 27, 1997

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